UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 4, 2015

Date of Report (Date of earliest event reported)

GOLDEN EDGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54958	45-2283057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 Van Dyke Rd., Suite 313 Tampa, FL	33558
(Address of principal executive offices)	(Zip Code)

(770) 329-5298

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

On July 4, 2016, Mirsad Jakubovic was appointed as Chief Financial Officer of the Company. Mr. Jakubovic is a Chartered Accountant. His experience includes work as the Director of Finance and Administration for Havana House Cigar and Tobacco Merchants Ltd. and as Director of Finance and Administration for Swatch Group Canada Ltd. He has been a Director of Stroud Resources Ltd. since December 31, 2013 and Medifocus Inc. since January 6, 2014.

Mr. Jakubovic received his MBA from the Richard Ivey School of Business and his B.Comm. from the University of Toronto.

Item 7.01Regulation FD Disclosure

The Company issued a press release on July5, 2016 announcing the appointment of Mr. Jakubovic as Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description

99.1Press Release dated July 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Tony Khoury _______________________________________ Tony Khoury, Chairman

Date: July 7, 2016